UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On September 1, 2020, Body and Mind Inc. (the “Company”) issued a news release to report that its wholly-owned subsidiary, NMG Long Beach, LLC, has now received all approvals and final license transfer for the ShowGrow Long Beach dispensary.

“We have been operating the Long Beach dispensary for over a year and have utilized our data driven operational and marketing expertise to steadily increase sales throughout 2019 and 2020,” stated Michael Mills, CEO of Body and Mind. ”With the license transfer complete, we look forward to consolidating the Long Beach operations and adding meaningful top line revenue and EBITDA. I would like to thank our team for their tireless effort as we have moved though the license transfer process and expanded operations. Our team continues our ongoing community initiatives including participation in the recent Inspiredbycannabis Coastal Cleanup of Long Beach.”

The ShowGrow Long Beach dispensary opened as a medical dispensary in 2018 and added adult-use sales in early 2019 with steadily increasing traffic and sales. ShowGrow Long Beach has won the Orange County Weekly Readers Choice “Best Long Beach Dispensary” award in 2018 and 2019 and offers patients and customers experienced support, a range of ordering options and consistently high Google reviews. The dispensary operates within Center for Disease Control recommended COVID, PPE, cleaning and distancing protocols to ensure the health of our customer and team. ShowGrow Long Beach offers customers a live online menu and pre-ordering options for express pickup and limited contact. The dispensary is centrally located at 3411 E Anaheim St., Long Beach, and serves Los Angeles, Long Beach, Orange County, Alamitos, Downtown, Belmont Shore, North Long Beach, Bixby Knolls, Lakewood and Seal Beach.

ShowGrow Long Beach offers a wide variety of popular brands including Body and Mind branded pre-rolls, distillate and live-resin cartridges, G-Pen cartridges and concentrates including live resin, shatter and wax.

The Long Beach live menu, pre-order and express pickup options can be viewed at https://bamcannabis.com/california/longbeachdispensary/ and can also be accessed through Weedmaps.

View the Long Beach Video at:

https://www.youtube.com/watch?v=_vOFWp7lh8w&list=PLpvtfnO6zJVIINtW_tLr3aeIuOpYqJmUR

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated September 1, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: September 1, 2020	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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